Oakmark U.S. Large Cap ETF	December 31, 2024 (Unaudited)
Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS – 97.5%
FINANCIALS – 37.9%
FINANCIAL SERVICES – 22.4%
Charles Schwab Corp.	22	$1,655
Fiserv, Inc. (a)	7	1,466
Intercontinental Exchange, Inc.	10	1,463
State Street Corp.	14	1,349
Bank of New York Mellon Corp.	18	1,348
Capital One Financial Corp.	7	1,335
Corebridge Financial, Inc.	19	570
		9,186
BANKS – 10.4%
Citigroup, Inc.	26	1,828
Wells Fargo & Co.	19	1,332
First Citizens BancShares, Inc., Class A	1	1,103
		4,263
INSURANCE – 5.1%
American International Group, Inc.	21	1,503
Reinsurance Group of America, Inc.	3	602
		2,105
		15,554
HEALTH CARE – 11.3%
HEALTH CARE EQUIPMENT & SERVICES – 7.0%
Elevance Health, Inc.	2	778
Centene Corp. (a)	12	747
Baxter International, Inc.	24	714
CVS Health Corp.	15	651
		2,890
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES – 4.3%
IQVIA Holdings, Inc. (a)	7	1,339
Merck & Co., Inc.	4	415
		1,754
		4,644
COMMUNICATION SERVICES – 10.6%
MEDIA & ENTERTAINMENT – 10.6%
Alphabet, Inc., Class A	10	1,817
Charter Communications, Inc., Class A (a)	5	1,590
Warner Bros. Discovery, Inc. (a)	87	921
		4,328
ENERGY – 8.8%
EOG Resources, Inc.	11	1,362
ConocoPhillips	14	1,345
Phillips 66	8	919
		3,626
INDUSTRIALS – 8.2%
CAPITAL GOODS – 6.4%
Deere & Co.	4	1,721
Masco Corp.	12	900
		2,621
COMMERCIAL & PROFESSIONAL SERVICES – 1.8%
Equifax, Inc.	3	727
		3,348
CONSUMER STAPLES – 6.3%
CONSUMER STAPLES DISTRIBUTION & RETAIL – 3.3%
Kroger Co.	22	1,356

FOOD, BEVERAGE & TOBACCO – 2.1%
Keurig Dr. Pepper, Inc.	26	842

HOUSEHOLD & PERSONAL PRODUCTS – 0.9%
Kenvue, Inc.	18	390
		2,588
CONSUMER DISCRETIONARY – 6.2%
AUTOMOBILES & COMPONENTS – 4.3%
General Motors Co.	33	1,755

CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL – 1.9%
Genuine Parts Co.	7	791
		2,546
REAL ESTATE – 3.3%
REAL ESTATE MANAGEMENT & DEVELOPMENT – 3.3%
CBRE Group, Inc., Class A (a)	10	1,347

MATERIALS – 2.7%
Corteva, Inc.	20	1,120

INFORMATION TECHNOLOGY – 2.2%
TECHNOLOGY HARDWARE & EQUIPMENT – 2.2%
TE Connectivity PLC	6	893

TOTAL COMMON STOCKS – 97.5%
(Cost $41,707)		39,994
TOTAL INVESTMENTS – 97.5% (Cost $41,707)		39,994
Other Assets In Excess of Liabilities – 2.5%		1,029
TOTAL NET ASSETS – 100.0%		$41,023

(a)        Non-income producing security.

OAKMARK FUNDS

THE OAKMARK ETF TRUST

Notes to Schedules of Investments (Unaudited)

1. ORGANIZATION

The following are the significant accounting policies of the Oakmark US Large Cap ETF, referred to as the “Fund,” a series of Harris Oakmark ETF Trust (the “Trust”), a Delaware statutory trust, organized on July 11, 2024, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services— Investment Companies. The Fund is diversified in accordance with the 1940 Act. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

2. SIGNIFICANT ACCOUNTING POLICIES

Security valuation

The Fund’s share price is also called the net asset value (the “NAV”) of a share. The Fund's NAV is normally determined only on days which the New York Stock Exchange (the "NYSE") is open for regular trading. If the NYSE is unexpectedly closed on a day it would normally be open for business, or if the NYSE has an unscheduled early closure, the Fund reserves the right to accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

The NYSE is closed on Saturdays and Sundays and on New Year’s Day, the third Mondays in January and February, Good Friday, the last Monday in May, Juneteenth, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. The Fund’s NAV will not be calculated on days when the NYSE is closed. The NAV of the Fund’s shares is determined by dividing the value of the assets attributable to Fund, less liabilities attributable to Fund, by the number of outstanding shares of that Fund.

Trading in securities of non-U.S. issuers takes place in various markets on some days and at times when the NYSE is not open for trading. In addition, securities of non-U.S. issuers may not trade on some days when the NYSE is open for trading. The value of the Fund’s portfolio holdings may change on days when the NYSE is not open for trading and you cannot purchase or redeem Fund shares.

Equity securities principally traded on securities exchanges in the United States are valued at the last reported sale price or the official closing price as of the time of valuation on that exchange, or lacking a reported sale price on the principal exchange at the time of valuation, at the most recent bid quotation on the principal exchange. Each over-the-counter security traded on the NASDAQ National Market System shall be valued at the NASDAQ Official Closing Price (“NOCP”), or lacking a NOCP at the time of valuation, at the most recent bid quotation. Other over-the-counter securities are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations.

Each equity security principally traded on a securities exchange outside the United States shall be valued, depending on local convention or regulation, at the last sale price, the last bid or asked price, the mean between the last bid and asked prices, the official closing price, an auction price, or the pricing convention accepted as the official closing price by MSCI for their index calculations. If there are unexpected disruptions in the primary market or valuations from the primary market are deemed suspect, equity securities may be valued based on a pricing composite or valuations from another exchange as of the close of the regular trading hours on the appropriate exchange or other designated time.

Short-term debt instruments (i.e., debt instruments whose maturities or expiration dates at the time of acquisition are one year or less) or money market instruments are valued at the latest bid quotation or an evaluated price from an independent pricing service. If a bid quotation or evaluated price from a pricing vendor is not available for short-term debt instrument or money market instrument maturing in 60 days or less from date of valuation, such instruments are valued at amortized cost, which approximates market value.

Long-term debt instruments are valued at the latest bid quotation or at an evaluated price provided by an independent pricing service. The pricing service may use standard inputs, such as benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data, including market research publications. For certain security types, additional inputs may be used or some of the standard inputs may not be applicable. Additionally, the pricing service monitors market indicators and industry and economic events, which may serve as a trigger to gather and possibly use additional market data.

Options are valued at the mean of the most recent bid and asked quotations. In the event an option is out of the money and no bid is available, a zero value may be assumed as the bid for purposes of calculating the mean of the most recent bid and ask quotations. In the event that designated pricing vendors are unable to provide valuations or timely valuations for Flexible Exchange (“FLEX”) options on a given day, each FLEX option purchased or written may be valued using the Option Valuation (“OVME”) function on Bloomberg. The OVME function requires objective inputs (strike price, exercise style and expiration dates) to derive a valuation using Bloomberg’s proprietary calculations. If Flex options are valued using the OVME function, they shall be valued at the mid of the buy and sell valuations produced by OVME.

To the extent available, prices for all portfolio investments held by the Fund shall be obtained from one or more pricing vendors designated by the custodian. If values or prices are not readily available or are deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the primary market or exchange on which that security is traded and before the close of the NYSE, the security will be valued at a fair value determined in good faith in accordance with the Fund’s valuation procedures approved by the Board. As permitted by Rule 2a-5 of the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (as defined in the rule). The valuation designee is responsible for determining fair value in good faith for any and all Fund investments, subject to oversight by the Board. The Fund may use a systematic fair valuation model provided by an independent pricing service to value securities of non-U.S. issuers in order to adjust for changes in value that may occur between the close of certain foreign exchanges and the NYSE. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at a current exchange price quoted by an independent pricing service or any major bank or dealer. If such quotations are not available, the rate of exchange will be determined in good faith in accordance with Fund policies and procedures. Although fair valuation may be more commonly used with equity securities of non-U.S. issuers, it also may be used in a range of other circumstances, including thinly-traded domestic securities or fixed-income securities. When fair value pricing is employed, the value of a portfolio security used by the Fund to calculate its NAV may differ from quoted or published prices for the same security.

Fair value measurement

Various inputs are used in determining the value of the Fund’s investments. These inputs are prioritized into three broad levels as follows:

Level 1 –quoted prices in active markets for identical securities

Level 2 –other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk and others)

Level 3 –significant unobservable inputs (including the assumptions of the Adviser in determining the fair value of investments)

Observable inputs are those based on market data obtained from independent sources and unobservable inputs reflect the Adviser’s own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2024, in valuing the Fund’s assets and liabilities. Except for the industries or investment types separately stated below, the total amounts for common stocks, fixed income and short-term investments in the table below are presented by industry or investment type in the Fund’s Schedule of Investments. Information on forward foreign currency contracts is presented in the Fund’s Schedule of Investments.

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stocks	$39,994	$0	$0
Total	$39,994	$0	$0

Foreign currency translations

The Fund may invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at current exchange rates obtained by a recognized bank, dealer or independent pricing service on the day of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

Forward foreign currency contracts

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund’s transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rates. Unrealized gain or loss on the contracts, as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the end of the period. At December 31, 2024, the Fund did not engage in forward foreign currency contracts.

Short sales

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of the short sale. At December 31, 2024, the Fund did not have short sales.

When-issued or delayed-delivery securities

The Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Adviser deems it advisable for investment reasons. At December 31, 2024, the Fund qualifies as a limited derivatives user under Rule 18f-4 of the 1940 Act and has adopted policies and procedures to manage its derivatives risk. At December 31, 2024, the Fund did not hold when-issued securities.

Accounting for options

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. As the writer of a covered call option on a security, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current fair value. Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not its counterparties, to perform.

When the Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of OTC derivatives, the failure of the counterparty to honor its obligation under the contract.

The Fund did not purchase or write any options during the period ended December 31, 2024.

Repurchase agreements

The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price.

The Fund’s custodian receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund’s policy that the value of the collateral be at least equal to 102% of the repurchase price, including interest. The Adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. At December 31, 2024, the Fund did not hold repurchase agreements.

Security lending

The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash, cash equivalents, or U.S. Treasury or agency securities maintained on a current basis in an amount at least equal to the fair value of the securities loaned by a Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund has the right to call the loan and attempt to obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. There could also be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period. The Fund may not exercise proxy voting rights for a security that is on loan if it is unable to recall the security prior to the record date. The Trust, on behalf of the Fund, has entered into an agreement with State Street to serve as its agent for the purpose of lending securities and maintaining the collateral account.

At December 31, 2024, the Fund did not have securities on loan.

3. INVESTMENTS IN AFFILIATED ISSUERS

A company was considered to be an affiliate of a Fund because that Fund owned 5% or more of the company's voting securities during all or part of the period ended December 31, 2024. There were no affiliates of the Fund during the period ended December 31, 2024.

4. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events existing in the Fund’s Schedule of Investments. The Adviser has determined that there are no material events that would require adjustment or disclosure in the Fund’s Schedule of Investments through the date of the publication of this report.